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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): August 22, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)              File Number)     Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  Departure of Directors or Principal Officers; Election of
         Directors; Appointment of Principal Officers

In a letter received August 22, 2006, Richard G. Brown, Jr., Chief Accounting Officer and Corporate Controller of Eastman Kodak Company (the "Company"), informed the Company of his resignation, which will be effective September 5, 2006. Mr. Brown resigned in order to accept a position with another company. The Company issued a press release on August 28, 2006 announcing this event, and the press release is attached as Exhibit (99.1) to this filing.



ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

(99.1) Press release issued by Eastman Kodak Company on August 28, 2006 relating to the resignation of Richard G. Brown, Jr.



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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      EASTMAN KODAK COMPANY



                                      By: /s/ Laurence L. Hickey
                                      -----------------------------
                                        Laurence L. Hickey
                                             Secretary

Date:  August 28, 2006





                               EASTMAN KODAK COMPANY
                                 INDEX TO EXHIBIT

Exhibit No.

(99.1) Press release issued by Eastman Kodak Company on August 28, 2006 relating to the resignation of Richard G. Brown, Jr.